UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 12, 2001
                                                   ----------------

                        COMMISSION FILE NUMBER: 000-26211
                                                ---------

                             EIGHT BALL CORPORATION,
                         d/b/a/ Westchester Sports Grill
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                                 95-4666270
--------------------------------            --------------------
(State or other jurisdiction of             (I.R.S. Employer
 incorporation or organization)              Identification No.)

  5630 West Manchester Boulevard
         Los Angeles, California                      90045
----------------------------------------    --------------------
(Address of principal executive offices)         (Zip Code)

                                 (310) 670-2366
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
                         (Former name or former address,
                          if changed since last report)


Item 5.  Other Events.

         The Registrant's quarterly report on Form 10-QSB for the period ending September 30, 2000 could not be filed within the prescribed time period due to a change in legal services previously used to submit the Registrant's SEC reports. The Registrant has engaged a new service in order to correct problems with its SEC reports, and is currently in the process of gathering the necessary legal and financial information to provide to the new service in order to correct problems with its SEC reports, and to complete the appropriate financial and managerial analyses for the Registrant's third quarterly report for 2000.

         The Registrant does not anticipate that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the Registrant's third quarterly report for 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EIGHT BALL CORPORATION,
                         d/b/a Westchester Sports Grill
                         ------------------------------
                                  (Registrant)

Date:    January 12, 2001
         -----------------

         /s/ ALFONSO HERNANDEZ, JR.
         --------------------------
         ALFONSO HERNANDEZ, JR.
         PRESIDENT
         EIGHT BALL CORPORATION,
         d/b/a Westchester Sports Grill